ATM OFFERING	9 Months Ended
Dec. 31, 2023
Atm Offering
ATM OFFERING

NOTE 12 – ATM OFFERING

On February 15, 2023, the Company entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Aegis Capital Corp, as sales agent (the “Agent”), pursuant to which the Company could offer and sell, from time to time, through the Agent (the “ATM Offering”), up to approximately $1,800,000 in shares of the Company’s common stock. For the nine months ended December 31, 2023, and fiscal year ended March 31, 2023, the Company received net proceeds of approximately $1,654,000 and $36,000, respectively, after payment of brokerage commissions and administrative fees to the agent. The ATM Offering was terminated on May 12, 2023.

THE SINGING MACHINE COMPANY, INC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2023, and March 31, 2023 and 2022